                                                                   Exhibit 99.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of LendingTree, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Douglas R. Lebda, as Chief Executive Officer of the Company, and Keith B. Hall, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Douglas R. Lebda
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Douglas R. Lebda
Chief Executive Officer
August 14, 2002


/s/ Keith B. Hall
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Keith B. Hall
Chief Financial Officer
August 14, 2002